UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-04873

The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Growth Fund Third Quarter Report — September 30, 2013
Howard F. Ward, CFA Portfolio Manager

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 8.2% compared with increases of 5.2% and 8.1% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)					Since
					Inception
	Quarter	1 Year	5 Year	10 Year	(4/10/87)
Class AAA (GABGX)	8.20%	19.75%	9.37%	6.73%	9.76%
S&P 500 Index	5.24	19.34	10.02	7.57	9.29(d)
Russell 1000 Growth Index	8.11	19.27	12.07	7.82	8.68(d)
Class A (GGCAX)	8.20	19.76	9.36	6.73	9.76
With sales charge (b)	1.98	12.88	8.07	6.10	9.51
Class C (GGCCX)	8.01	18.87	8.54	5.95	9.45
With contingent deferred sales charge (c)	7.01	17.87	8.54	5.95	9.45
Class I (GGCIX)	8.27	20.08	9.62	6.87	9.81

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.49%, 1.49%, 2.24%, and 1.24%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

The GAMCO Growth Fund

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.2%
	INFORMATION TECHNOLOGY — 18.2%
47,000	Apple Inc.	$22,407,250
116,000	EMC Corp.	2,964,960
112,000	Facebook Inc., Cl. A†	5,626,880
21,000	Google Inc., Cl. A†	18,394,110
56,300	International Business Machines Corp.	10,425,634
426,000	Microsoft Corp.	14,190,060
196,000	Oracle Corp.	6,501,320
103,500	QUALCOMM Inc.	6,971,760

	TOTAL INFORMATION TECHNOLOGY	87,481,974

	CONSUMER DISCRETIONARY - OTHER — 17.2%
19,400	Amazon.com Inc.†	6,065,216
6,000	AutoZone Inc.†	2,536,380
150,000	eBay Inc.†	8,368,500
19,000	L’Oreal SA	3,263,143
72,000	Luxottica Group SpA	3,829,974
55,600	Macy’s Inc.	2,405,812
56,300	NIKE Inc., Cl. B	4,089,632
12,000	priceline.com Inc.†	12,131,400
21,000	Ralph Lauren Corp.	3,459,330
100,600	Starbucks Corp.	7,743,182
44,000	The Estee Lauder Companies Inc., Cl. A	3,075,600
116,000	The Home Depot Inc.	8,798,600
36,600	The Swatch Group AG	4,128,048
77,000	The TJX Companies Inc.	4,342,030
39,400	Tiffany & Co.	3,018,828
70,000	Wal-Mart Stores Inc.	5,177,200

	TOTAL CONSUMER DISCRETIONARY - OTHER	82,432,875

	CONSUMER STAPLES — 11.3%
63,000	Beam Inc.	4,072,950
71,000	Colgate-Palmolive Co.	4,210,300
58,000	Costco Wholesale Corp.	6,676,960
78,000	CVS Caremark Corp.	4,426,500
31,700	Diageo plc, ADR	4,028,436
31,000	Mead Johnson Nutrition Co.	2,302,060
24,000	Michael Kors Holdings Ltd.†	1,788,480
63,000	Mondelēz International Inc., Cl. A	1,979,460
65,600	PepsiCo Inc.	5,215,200
92,000	Philip Morris International Inc.	7,966,280
225,000	The Coca-Cola Co.	8,523,000
54,400	Whole Foods Market Inc.	3,182,400

	TOTAL CONSUMER STAPLES	54,372,026

	CONSUMER DISCRETIONARY - MEDIA — 10.6%
60,000	CBS Corp., Cl. B, Non-Voting	3,309,600
195,000	Comcast Corp., Cl. A, Special	8,457,150
104,600	DIRECTV†	6,249,850
50,000	Discovery Communications Inc., Cl. A†	4,221,000
76,800	Liberty Global plc, Cl. A†	6,094,080

Shares		Market Value
91,000	Nielsen Holdings NV	$3,316,950
26,000	The Walt Disney Co.	1,676,740
225,000	Twenty-First Century Fox Inc., Cl. A	7,537,500
118,000	Viacom Inc., Cl. B	9,862,440

	TOTAL CONSUMER DISCRETIONARY - MEDIA	50,725,310

	PRODUCER DURABLES — 10.4%
74,200	B/E Aerospace Inc.†	5,477,444
35,100	Cummins Inc.	4,663,737
37,000	Eaton Corp. plc.	2,547,080
45,000	Emerson Electric Co.	2,911,500
54,500	Flowserve Corp.	3,400,255
112,000	Honeywell International Inc.	9,300,480
50,000	PACCAR Inc.	2,783,000
73,000	Union Pacific Corp.	11,339,820
68,000	United Technologies Corp.	7,331,760

	TOTAL PRODUCER DURABLES	49,755,076

	HEALTH CARE — 9.7%
157,000	Abbott Laboratories	5,210,830
42,000	Allergan Inc.	3,798,900
45,700	Amgen Inc.	5,115,658
42,000	Becton, Dickinson and Co.	4,200,840
14,000	Biogen Idec Inc.†	3,370,640
25,000	Celgene Corp.†	3,848,250
73,000	Express Scripts Holding Co.†	4,509,940
91,300	Gilead Sciences Inc.†	5,737,292
55,000	Johnson & Johnson	4,767,950
13,500	Novo Nordisk A/S, Cl. B	2,291,995
57,000	Roche Holding AG, ADR	3,849,210

	TOTAL HEALTH CARE	46,701,505

	MATERIALS AND PROCESSING — 7.3%
70,000	E. I. du Pont de Nemours and Co.	4,099,200
49,400	Ecolab Inc.	4,878,744
45,300	Monsanto Co.	4,727,961
34,600	PPG Industries Inc.	5,780,276
47,000	Precision Castparts Corp.	10,680,280
28,100	The Sherwin-Williams Co.	5,119,258

	TOTAL MATERIALS AND PROCESSING	35,285,719

	FINANCIAL SERVICES — 6.5%
6,700	BlackRock Inc.	1,813,154
95,900	JPMorgan Chase & Co.	4,957,071
14,900	MasterCard Inc., Cl. A	10,024,422
95,000	Morgan Stanley	2,560,250
29,700	The Goldman Sachs Group Inc.	4,698,837
37,000	Visa Inc., Cl. A	7,070,700

	TOTAL FINANCIAL SERVICES	31,124,434

	ENERGY — 6.2%
52,800	Continental Resources Inc.†	5,663,328

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
72,100	EOG Resources Inc.	$12,205,088
63,800	Pioneer Natural Resources Co.	12,045,440

	TOTAL ENERGY	29,913,856

	UTILITIES — 1.8%
181,000	Verizon Communications Inc.	8,445,460

	TOTAL COMMON STOCKS	476,238,235

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$ 3,865,000	U.S. Treasury Bills,
	0.010% to 0.045%††,
	10/24/13 to 11/14/13	$3,864,931

	TOTAL INVESTMENTS — 100.0% (Cost $354,535,130)	$480,103,166

	Aggregate tax cost	$354,978,174

	Gross unrealized appreciation	$126,880,457
	Gross unrealized depreciation	(1,755,465)

	Net unrealized appreciation/depreciation	$125,124,992

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets

Level 1 - Quoted Prices	$476,238,235
Level 2 - Other Significant Observable Inputs	3,864,931

Total	$480,103,166

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 2 consists of U.S. Government Obligations.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2013 or December 31, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2016	$510,304
Capital Loss Carryforward Available through 2017	67,392,145
Capital Loss Carryforward Available through 2018	11,616,029

Total Capital Loss Carryforwards	$79,518,478

THE GAMCO GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GAMCO GROWTH FUND
One Corporate Center Rye, New York 10580-1422

t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF TRUSTEES
Mario J. Gabelli, CFA	Anthonie C. van Ekris
Chairman and	Chairman,
Chief Executive Officer,	BALMAC International, Inc.
GAMCO Investors, Inc.
Salvatore J. Zizza
Anthony J. Colavita	Chairman,
President,	Zizza & Associates Corp.
Anthony J. Colavita, P.C.
OFFICERS
James P. Conn	Bruce N. Alpert
Former Chief Investment Officer,	President, Secretary, and
Financial Security Assurance	Acting Chief Compliance
Holdings Ltd.	Officer

Dugald A. Fletcher	Agnes Mullady
President,	Treasurer
Fletcher & Company, Inc.
DISTRIBUTOR
John D. Gabelli	G.distributors, LLC
Senior Vice President,
G.research, Inc.	CUSTODIAN, TRANSFER
AGENT, AND DIVIDEND
Robert J. Morrissey	DISBURSING AGENT
Partner,	State Street Bank and Trust
Morrissey, Hawkins & Lynch	Company

Anthony R. Pustorino	LEGAL COUNSEL
Certified Public Accountant,	Skadden, Arps, Slate, Meagher &
Professor Emeritus,	Flom LLP
Pace University

Anthony Torna
Former Investment Counselor,
Maxim Group LLC

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/21/2013

* Print the name and title of each signing officer under his or her signature.